SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                 AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 10, 1997



                         STYLING TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-21703                 75-2665378
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
    of incorporation)



           2390 East Camelback Road, Suite 435, Phoenix, Arizona 85016
           -----------------------------------------------------------
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (602) 955-3353

                         STYLING TECHNOLOGY CORPORATION

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO

                                CURRENT REPORT ON

                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Incorporated by reference to the Registrant's Amendment No. 1 to Report on Form 8-K/A as filed on February 23, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION.

Incorporated by reference to the Registrant's Amendment No. 1 to Report on Form 8-K/A as filed on February 23, 1998.


     (b) Exhibits.

Exhibit No.              Description Of Exhibit
-----------              ----------------------
10.20 Asset Purchase Agreement dated as of October 31, 1997 among Styling Technology Corporation, Inverness Corporation, and
       Inverness (UK) Limited. (1)

10.21 Transition and Manufacturing Agreement dated as of December 10, 1997 between Styling Technology Corporation and Inverness Corporation. (1)

10.22 Credit Agreement dated as of December 10, 1997 among Styling Technology Corporation and Credit Agricole Indosuez, New York branch, as agent and the lending institutions listed therein.(1)

23.1   Consent of Arthur Andersen LLP.
----------
(1) Incorporated by reference to the Registrant's Report on Form 8-K as filed on December 24, 1997.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 17, 1998                STYLING TECHNOLOGY CORPORATION


                                  By: /s/ Richard R. Ross
                                     -------------------------------------
                                     Richard R. Ross
                                     Vice President, Chief Financial Officer,
                                      Treasurer and Secretary


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